Condensed Consolidated Statements of Operations - USD ($)	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Operating Expenses:
Research and development	$ 3,034,152	$ 1,882,345
General and administration expenses	2,313,870	694,954
Total Operating Expenses	5,348,022	2,577,299
Loss From Operations	(5,348,022)	(2,577,299)
Other Income (Expenses):
Interest income	28,749	39,390
Loss Before Income Taxes	(5,319,273)	(2,537,909)
Provision for Income Taxes	1,600	1,589
Net Loss	$ (5,320,873)	$ (2,539,498)
Net Loss Per Share:
Basic and Diluted	$ (0.3)	$ (0.15)
Weighted average number of shares used in computing basic and diluted net loss per share:
Basic and Diluted	17,864,769	16,589,633